CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Vitro, S.A. de
C.V., a corporation organized under the laws of the United Mexican States (the
"Company"), for the period ending December 31, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify, pursuant to 18 U.S.C. ss.
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to
such officer's knowledge, that:

(i) the report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2003 /s/

Federico Sada
______________________________________
Federico Sada
President and Chief Executive Officer

Date: August 4, 2003 /s/

Claudio L. del Valle
______________________________________
Claudio L. del Valle
Chief Financial Officer